VAUGHAN NELSON MID CAP FUND

VAUGHAN NELSON SMALL CAP VALUE FUND

Supplement dated July 16, 2021 to the Statement of Additional Information dated, May 1, 2021, as may be revised or supplemented from time to time.

Effective immediately, the table under the third paragraph in the section “Portfolio Holdings Information” has been amended to include the following:

Entity	Fund(s)	Holdings	Frequency	Purpose
Advent Software	Vaughan Nelson Mid Cap Fund, Vaughan Nelson Small Cap Value Fund	Full portfolio holdings	Daily	Performing certain electronic reconciliations; Corporate actions

Loomis Sayles Operating Services, LLC	Vaughan Nelson Mid Cap Fund, Vaughan Nelson Small Cap Value Fund	Full portfolio holdings	Daily	Hosting of Portfolio Accounting and Trade Order Management Systems; Corporate Actions